Exhibit 99.1

Zillow Expands Instant Offers to Phoenix;

Will Work with Agents to Test Buying and Selling Homes Directly

Brokerages West USA, Berkshire Hathaway HomeServices Arizona & Nevada Properties, and Coldwell Banker Premier Realty partner with Zillow in expanded test in Las Vegas and Phoenix;

Zillow Group provides select preliminary first quarter financial results and updated full-year 2018 outlook

SEATTLE, April 12, 2018 – Zillow Group, Inc. (NASDAQ:Z) (NASDAQ:ZG), which houses a portfolio of the largest and most vibrant real estate and home-related brands on mobile and the web, will expand Zillow Instant Offers™ to Phoenix this month. With this expansion, Zillow® plans to participate in the marketplace, buying and selling homes with Premier Agent® partners in the Phoenix and Las Vegas markets.

Zillow Expands Instant Offers to Phoenix

With Zillow Instant Offers, potential home sellers receive investor offers alongside a Premier Agent’s analysis of the home’s open market value within two business days of submitting basic information about their home. The process offers transparency, convenience and choice for sellers, and gives them certainty over their sale price and timing. Zillow began testing Instant Offers in May 2017 with Premier Agent partners in Las Vegas and Orlando, and will add Phoenix this month.

The program gives real estate agents the opportunity to acquire new listings by connecting them with motivated sellers who have taken a direct action to sell their home. Across all testing, Zillow found the vast majority of sellers who requested an Instant Offer ended up selling their home with an agent, making Instant Offers an excellent source of seller leads for Premier Agents and brokerage partners.

Zillow will also partner with three brokerages locally in Phoenix and Las Vegas: West USA (Phoenix), Berkshire Hathaway HomeServices Arizona & Nevada Properties (Phoenix and Las Vegas), and Coldwell Banker Premier Realty (Las Vegas). The partnerships will provide the brokerage companies with the ability to create new seller lead opportunities for their agents.

“Even in today’s hot market, many sellers are stressed and searching for a more seamless way to sell their homes,” said Zillow Chief Marketing Officer Jeremy Wacksman. “They want help, and while most prefer to sell their home on the open market with an agent, some value convenience and time over price. This expansion of Instant Offers, and Zillow’s entrance into the marketplace, will help us better serve both types of consumers as well as provide an opportunity for Premier Agents to connect with sellers. This is expected to be a vibrant line of business for us and for our partners in the real estate industry, while providing homeowners with more choices and information.”

Zillow to Participate as a Buyer and Seller of Homes

Beginning this spring, home sellers in the Phoenix and Las Vegas real estate markets will be able to compare an agent’s comparative market analysis (CMA) to offers from Zillow or other investors.

When Zillow buys a home, it will make necessary repairs and updates and list the home as quickly as possible. A local agent will represent Zillow in the purchase and sale of each home, enabling agents to earn commissions.

Zillow has hired Arik Prawer to oversee the business operations surrounding Zillow’s participation in the Instant Offers marketplace as Chief Business Development Officer. Prior to joining Zillow Group, Prawer was most recently Chief Integration Officer at Invitation Homes, the largest single-family rental owner and operator in the United States. Prawer spent five years prior to that serving in executive leadership roles at large real estate owners and operators in the United States.

Additional Information for Investors

In conjunction with this announcement, Zillow Group provided select preliminary financial results for the first quarter of 2018 and updated its consolidated full year 2018 outlook in a presentation, which is available on the Investor Relations section of the Zillow Group website at http://investors.zillowgroup.com/releases.cfm#events.

Zillow Group CEO Spencer Rascoff and CFO Kathleen Philips will host a live conference call and webcast today at 2 p.m. Pacific Time (5 p.m. Eastern Time). A link to the live webcast, presentation slides and a recorded replay of the conference call will be available on the company’s investor relations website at http://investors.zillowgroup.com/releases.cfm#events. The live call may also be accessed via telephone at (877) 643-7152 toll-free domestically and at (443) 863-7921 internationally. Zillow Group’s management will answer questions submitted via Slido, in addition to answering questions from dialed-in participants, during the live conference call. Questions may be submitted at www.slido.com using the event code #ZHomes.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties, including, without limitation, statements regarding our business outlook, market opportunities, strategic partnerships and operational plans for 2018. Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “will,” “projections,” “continue,” “business outlook,” “forecast,” “estimate,” “outlook,” “guidance,” or similar expressions constitute forward-looking statements. Differences in Zillow Group’s actual results from those described in these forward-looking statements may result from actions taken by Zillow Group as well as from risks and uncertainties beyond Zillow Group’s control. Factors that may contribute to such differences include, but are not limited to, Zillow Group’s investment of resources to pursue strategies that may not prove effective; the impact of the real estate industry on Zillow Group’s business; Zillow Group’s ability to maintain and effectively manage an adequate rate of growth; Zillow Group’s ability to innovate and provide products and services that are attractive to its users and advertisers; Zillow Group’s ability to compete successfully against existing or future competitors; the impact of pending litigation and other legal and regulatory matters; Zillow Group’s ability to increase awareness of the Zillow Group brands in a cost-effective manner; Zillow Group’s ability to attract consumers to Zillow Group’s mobile applications and websites; Zillow Group’s ability to successfully integrate and realize the benefits of our past or future strategic acquisitions or investments; the reliable performance of Zillow Group’s network infrastructure and content delivery processes; and Zillow Group’s ability to protect its intellectual property. The foregoing list of risks and uncertainties is illustrative, but is not exhaustive. For more information about potential factors that could affect Zillow Group’s business and financial results, please review the “Risk Factors” described in Zillow Group’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the Securities and Exchange Commission, or SEC, and in Zillow Group’s other filings with the SEC. Except as may be required by law, Zillow Group does not intend, and undertakes no duty, to update this information to reflect future events or circumstances.

About Zillow Group

Zillow Group (NASDAQ:Z) (NASDAQ:ZG) houses a portfolio of the largest real estate and home-related brands on mobile and the web. The company’s brands focus on all stages of the home lifecycle: renting, buying, selling and financing. Zillow Group is committed to empowering consumers with unparalleled data, inspiration and knowledge around homes, and connecting them with the right local professionals to help. The Zillow Group portfolio of consumer brands includes real estate and rental marketplaces Zillow®, Trulia®, StreetEasy®, HotPads®, Naked Apartments®, RealEstate.com and Out East™. In addition, Zillow Group provides a comprehensive suite of marketing software and technology solutions to help real estate, rental and mortgage professionals maximize business opportunities and connect with millions of consumers. The company operates a number of business brands for real estate, rental and mortgage professionals, including Mortech®, dotloop®, Bridge Interactive® and New Home Feed®. The company is headquartered in Seattle.

Please visit http://investors.zillowgroup.com, www.zillowgroup.com/ir-blog, and www.twitter.com/zillowgroup, where Zillow Group discloses information about the company, its financial information, and its business which may be deemed material.

The Zillow Group logo is available at http://zillowgroup.mediaroom.com/logos-photos.

Zillow, Premier Agent, Mortech, Bridge Interactive, StreetEasy, HotPads and New Home Feed are registered trademarks of Zillow, Inc. Zillow Instant Offers and Out East are trademarks of Zillow, Inc. Trulia is a registered trademark of Trulia, LLC. dotloop is a registered trademark of DotLoop, LLC. Naked Apartments is a registered trademark of Naked Apartments, LLC.

Twitter is a registered trademark of Twitter, Inc.

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